UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-21940

EIP Investment Trust

(Exact name of registrant as specified in charter)

c/o Energy Income Partners, LLC

49 Riverside Avenue

Westport, CT 06880

(Address of principal executive offices) (Zip code)

Linda Longville

c/o Energy Income Partners, LLC

49 Riverside Avenue

Westport, CT 06880

(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-349-8232

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

EIP Growth and Income Fund

December 31, 2015 Annual Report

EIP Growth and Income Fund

You should carefully consider the investment objectives, risks, charges, and expenses of the Fund before making an investment decision. The private placement memorandum contains this and other information - please read it carefully before investing or sending money. Except as noted, numbers in the private placement memorandum are unaudited. To obtain a copy of the private placement memorandum, please call (203) 349-8232.

EIP Growth and Income Fund

To Our Shareholders:

I am pleased to submit this Annual Report for the EIP Growth and Income Fund (the “Fund”) for the year ended December 31, 2015. For the year ended December 31, 2015, the Fund’s total return was -21.54%. For the year ended December 31, 2014, the Fund’s total return was +18.69%.

The Fund’s primary strategy is investing in publicly traded energy infrastructure companies with high dividend payouts that offer attractive yields and have the opportunity to grow. A large portion of our equity investment opportunities are publicly traded partnerships known as Master Limited Partnerships (“MLPs”). These securities represent just under 25% of the Fund’s total assets, which is the maximum allowable for mutual funds under current tax diversification rules. The remainder of our equity portfolio is invested in securities with similar characteristics to the energy related MLPs, such as MLP affiliates, Yield Corporations (YieldCos) and pipeline and power utilities in the U.S. and Canada.

The Fund’s bond portfolio, when applicable, is invested in high quality corporate bonds with a weighted average maturity of 18 months or less or a coupon that floats with prevailing interest rates. All of our corporate bonds must have an AA rating or better, or an equivalent rating from Moody’s or, if unrated, have been determined by Energy Income Partners, LLC to be of similar quality, at the time they are put into the portfolio unless they are issued by an energy company, in which case the bond must have an investment grade rating or higher. As of June 30, 2015, we liquidated our bond portfolio. Our reverse repurchase agreement counterparty, through which we obtain leverage, terminated our relationship. We continue to explore other options for leverage.

Benchmarks:

We believe the following benchmarks provide appropriate comparisons of the Fund’s performance:

Total Return 1/1/15- 12/31/15
Wells Fargo Midstream MLP Total Return Index	-31.50%
Barclays Capital Aggregate U.S. Credit Index (1-3 year)	0.85%

Total Return 1/1/14- 12/31/14
Wells Fargo Midstream MLP Total Return Index	15.07%
Barclays Capital Aggregate U.S. Credit Index (1-3 year)	1.12%

Wells Fargo Midstream MLP Total Return Index. We believe the portion of our portfolio invested in MLPs and other energy equities may be compared to the Wells Fargo Midstream MLP Total Return Index. We use this index rather than a broader MLP index as our investment style tends to focus the portfolio in MLPs involved in pipeline transportation, storage, terminaling and processing of petroleum and natural gas. These activities are commonly known as “midstream” as opposed to oil and gas production (“upstream”) and refining and marketing (“downstream”). The upstream and downstream parts of the energy industry are the customers of the midstream companies. And while much of the equity portion of the portfolio is not invested in midstream MLPs per se, their business characteristics are similar: a heavy weighting in North American midstream operations and a high payout ratio.

Barclays Capital Aggregate U.S. Credit Index. The Barclays Capital Aggregate U.S. Credit Index (1-3 year) is an index of corporate bonds with an average duration of about 1.9 years and an average credit quality between Moody’s assigned A1 to A2 ratings (Source: Barclays Capital Inc.). While slightly longer in duration and lower in credit quality, we believe that over time, this index is the best benchmark for how we run the bond portion of our portfolio, when applicable.

MLPs and Other Equities

The Fund’s equity portfolio significantly outperformed the Wells Fargo Midstream MLP Total Return Index in 2015. Throughout the year, weakness in oil and gas prices weighed heavily on sentiment across the energy sector and the MLP asset class. The significant outperformance of the portfolio in comparison to this index was driven by three main factors: 1) diversification of the portfolio across multiple asset classes such as YieldCos and pipeline and power utilities in the U.S. and Canada, 2) the avoidance of commodity exposure and 3) valuation discipline.

As measured by the Wells Fargo Midstream MLP Total Return Index, the total return for MLPs for the year ended December 31, 2015 was -31.50%. This return reflects an initial yield of about 4.67% and share depreciation of about 36.17%. We believe

Results of a Hypothetical $10,000 Investment

EIP Growth & Income is net of all fees and expenses.

The Wells Fargo Midstream MLP Total Return Index consists of 56 energy MLPs and represents the Midstream sub-sector of the Wells Fargo MLP Composite Index. The index is calculated by S&P using a float-adjusted market capitalization methodology. Unlike the Fund, the index does not incur fees and expenses.

The Barclays Capital Aggregate U.S. Credit Index (1-3 year) is an index of corporate bonds with an average duration of about 1.9 years and an average credit quality of between Moody’s assigned A1 to A2 ratings. Unlike the Fund, the index does not incur fees and expenses.

The graph is provided for illustrative purposes only and should not be relied on when making an investment decision regarding the Fund. A discussion of the risk factors involved in an investment in the Fund is contained in the prospectus and SAI, which should be read thoroughly before undertaking any investment in the Fund.

EIP Growth and Income Fund

RETURNS FOR YEAR ENDED 12/31/15

Average Annual Total Returns

One Year	-21.54%
Five Years	7.79%
Since Inception	10.43%

Inception Date 08/22/06

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of the fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. Calculations do not reflect the deduction in taxes that a shareholder would pay on fund distributions or the redemption of shares. Calculations assume reinvestment of dividends and capital gain distributions. To obtain more recent performance data, please contact the Energy Income Partners Information Center at (203) 349-8232.

1

EIP Growth and Income Fund

the MLP structure and a high payout ratio are only suitable for a narrow set of long-lived assets that have stable non-cyclical cash flows, such as regulated pipelines or other infrastructure assets that are legal or natural monopolies. By comparison, the Wells Fargo Midstream MLP Total Return Index tends to have more cyclical exposure that has been negatively affected by falling oil and gas prices versus the Fund’s portfolio. For oil and natural gas systems, the supply-end is more cyclical while the demand-end is more non-cyclical driven by inelastic consumption. The Fund’s portfolio has always been tilted to the demand-end of the system with a significant portion of the portfolio invested in utilities, while the index is much more exposed to the supply-end of the system with a larger weighting in gathering and processing assets that directly serve oil and gas producers. Over the last 12 months, the per-share cash distributions of energy-related MLPs has declined about 12.6% (Source: Alerian Capital Management). This compares to the weighted average distribution growth of 2.8% for the portfolio.

Our valuation discipline also contributed to the Fund’s significant outperformance of the portfolio relative to the Wells Fargo Midstream MLP Total Return Index. Over the past few years, there were a significant number of MLPs and MLP general partner issues that have been experiencing much higher than average growth due in large part to the acquisition of “drop down” assets from the parent entity (usually the general partner or GP) to the child entity (usually the limited partner or LP). The schedule of drop downs was so well telegraphed that it was clear to anyone paying attention that growth would be high for some number of years, which is why the valuations of these situations got stratospherically high. Some had price-to-earnings ratios higher than 50x and enterprise value-to-EBITDA ratios above 25x. With the massive swing we have seen in sentiment and the resulting reduction in the price of the LP units, there has been a dramatic reduction in the accretion of these drop down acquisitions and an even more dramatic drop in those stratospheric valuations. We are cautious about putting high growth, high valuation positions into the portfolio as the valuation can decline before the growth slows, for reasons that are unforeseen. The result is a portfolio that has less dividend growth but also less valuation risk.

Industry Review

MLP equity issuance slowed 48% in 2015 to $18.4 billion compared to $35.3 billion in 2014. Reduced activity can be attributed to weak MLP equity markets as many indexes were down sharply year-over-year. There were 9 IPOs that raised $4.9 billion during 2015 compared to 20 MLP IPOs that raised $7.7 billion in 2014. Total MLP debt transactions are down 11% to $37.1 billion for 2015, which compares to $41.8 billion for 2014 according to Barclays.

Over the long term, the total return proposition of owning non-cyclical energy related infrastructure MLPs, YieldCos and utilities has been and continues to be their yield plus their growth. In our opinion, the better positioned MLPs, YieldCos and utilities not only have non-cyclical cash flows but also conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. Cyclical cash flows will always be unpredictable in our view, making them a poorer fit with a steady dividend obligation. Over the last few years, the majority of MLP IPOs were companies whose primary business is the production of oil and gas, shipping, refining or natural gas gathering and processing. While some of these MLPs have quality assets and competent management teams, they have more risk associated with the cyclical nature of their businesses. We have written about the dangers of this trend in the past, and remain vigilant about limiting our exposure to MLPs with cyclical cash flows.

Sincerely,

James Murchie

President

EIP Growth and Income Fund

The views expressed in this commentary reflect those of the Fund’s portfolio management team as of December 31, 2015. Any such views are subject to change at any time based on market or other conditions, and the Fund disclaims any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or advice. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the Fund as to its accuracy or completeness. Past performance is not indicative of future results. Performance information provided above assumes the reinvestment of interest, dividends and other earnings. There is no assurance that the Fund’s investment objectives will be achieved.

2

EIP Growth and Income Fund

December 31, 2015

Schedule of Investments

Shares		Fair Value

UNITED STATES COMMON STOCKS – 35.64%
	Energy – 11.20%
44,628	Enbridge Energy Management, LLC (a)	$996,543
35,240	Kinder Morgan, Inc.	525,781
3,000	Spectra Energy Corp.	71,820
5,000	TransCanada Corp.	162,950

		1,757,094

	Financial – 1.05%
721	CorEnergy Infrastructure Trust, REIT	10,697
8,300	InfraREIT, Inc., REIT	153,550

		164,247

	Utilities – 23.39%
2,000	Alliant Energy Corp.	124,900
6,000	American Electric Power Co., Inc.	349,620
3,000	American Water Works Co., Inc.	179,250
5,000	Aqua America, Inc.	149,000
2,500	Atmos Energy Corp.	157,600
2,300	Chesapeake Utilities Corp.	130,525
5,000	CMS Energy Corp.	180,400
100	Dominion Resources, Inc.	6,764
5,700	Eversource Energy	291,099
4,000	Exelon Corp.	111,080
3,000	IDACORP, Inc.	204,000
3,600	National Grid PLC, Sponsored ADR	250,344
6,300	New Jersey Resources Corp.	207,648
4,325	ONE Gas Inc.	216,985
10,500	Public Service Enterprise Group, Inc.	406,245
5,300	SCANA Corp.	320,597
2,250	Sempra Energy	211,523
2,200	Southern Co.	102,938
2,000	Xcel Energy, Inc.	71,820

		3,672,338

	Total United States Common Stocks
	(Cost $6,241,850)	5,593,679

MASTER LIMITED PARTNERSHIPS – 27.28%
	Consumer Cyclicals – 1.28%
1,900	AmeriGas Partners, LP	$65,113
6,100	Westlake Chemical Partners LP	135,298

		200,411

	Energy – 26.00%
3,800	Alliance Holdings GP, LP	76,684
8,000	Alliance Resource Partners, LP	107,920
19,500	Columbia Pipeline Partners LP	340,860
27,438	Enterprise Products Partners, LP	701,864
5,800	EQT Midstream Partners, LP	437,668
13,258	Holly Energy Partners, LP	412,854
16,000	Nextera Energy Partners, LP (b)	477,600
16,000	Plains All American Pipeline, LP	369,600
13,900	Spectra Energy Partners, LP	663,030
1,900	Tallgrass Energy Partners LP	78,299
4,000	Targa Resources Partners, LP	66,120
4,009	TC Pipelines, LP	199,287
5,600	TransMontaigne Partners, LP	149,856

		4,081,642

	Total Master Limited Partnerships
	(Cost $4,783,655)	4,282,053

CANADIAN COMMON STOCKS – 7.20%
	Energy – 1.34%
13,100	Inter Pipeline Ltd, LP	210,270

	Utilities – 5.86%
9,400	Atco Ltd/Canada, Class I	242,524
3,000	Canadian Utilities, Ltd., Class A	69,249
4,000	Emera, Inc.	124,969
16,100	Enbridge Income Fund Holdings, Inc.	326,142
5,400	Keyera Corp.	157,118

		920,002

	Total Canadian Common Stocks
	(Cost $1,463,789)	1,130,272

HONG KONG COMMON STOCKS – 3.45%
	Energy – 1.17%
20,100	Power Assets Holdings LLC, ADR	183,915
	Industrial – 2.28%
7,700	Cheung Kong Infrastructure Holdings Ltd, ADR	356,677

	Total Hong Kong Common Stocks
	(Cost $461,114)	540,592

Warrants – 0.00%
	Energy – 0.00%
4,480	Kinder Morgan, Inc., Strike Price
	$40.00, Exp. 05/25/17 (a)	269

	Total Warrants
	(Cost $8,534)	269

Total Investments – 73.57%
(Cost $12,958,942)*		11,546,865

Other Assets in Excess of Liabilities – 26.43%		4,148,349

Net Assets – 100.00%		$15,695,214

See accompanying Notes to Financial Statements.

EIP Growth and Income Fund

December 31, 2015

Schedule of Investments – continued

*	Aggregate cost for federal tax purposes is $13,064,723
(a)	Non-income producing security.
(b)	Organized as a limited partnership and has elected to be treated as a corporation for U.S. federal income tax purposes.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The amount of $63,942 in cash was segregated with the counterparty, Credit Suisse, to cover margin requirements for the following open futures contracts as of December 31, 2015:

Short Futures Outstanding	Number of Contracts	Notional Amount[1]	Unrealized Appreciation
Canadian Dollar (03/16)	23	$1,692,476	$28,886

[1]	The notional amount represents the U.S. value of the contract as of the day of the opening of the transaction or latest contract reset date.

The amount of $807,259 in cash was segregated with the custodian to cover the following total return equity swaps outstanding at December 31, 2015:

Credit Suisse is the counterparty to the below total return equity swaps.

Long Total Return Equity Swaps	Pay Rate	Expiration Date	Notional Amount[2]	Unrealized Appreciation
Atmos Energy Corp.	1 month LIBOR + 100 basis points	2/24/2016	$18,477	$425

Dominion Resources, Inc.	1 month LIBOR + 100 basis points	2/24/2016	370,440	11,768

Enbridge, Inc. (Canada)	1 month LIBOR + 100 basis points	2/24/2016	86,604	6,281

Enterprise Products Partners, LP	1 month LIBOR + 150 basis points	2/24/2016	295,944	41,493

Eversource Energy	1 month LIBOR + 100 basis points	2/24/2016	39,776	1,392
ITC Holdings Corp.	1 month LIBOR + 100 basis points	2/24/2016	$48,906	$2,092

Magellan Midstream Partners, LP	1 month LIBOR + 150 basis points	2/24/2016	185,690	24,725

Nextera Energy, Inc.	1 month LIBOR + 100 basis points	2/24/2016	394,880	20,464

Plains All American Pipeline, LP	1 month LIBOR + 150 basis points	2/24/2016	79,480	12,861

Sempra Energy	1 month LIBOR + 100 basis points	2/24/2016	157,760	3,161

Tallgrass Energy Partners, LP	1 month LIBOR + 150 basis points	2/24/2016	69,020	13,349

TransCanada Corp. (Canada)	1 month LIBOR + 100 basis points	2/24/2016	372,780	(13,680)

UGI Corp.	1 month LIBOR + 100 basis points	2/24/2016	45,290	2,268

WEC Energy Corp.	1 month LIBOR + 100 basis points	2/24/2016	339,456	9,266

			$2,504,503	$135,865

[2]	The notional amount represents the U.S. value of the contract as of the day of the opening of the transaction or latest contract reset date.
[3]	Amounts include $8,051 of net dividends and financing costs.

See accompanying Notes to Financial Statements.

EIP Growth and Income Fund

December 31, 2015

Statement of Assets and Liabilities

ASSETS:
Investments, at value (Cost $12,958,942)	$11,546,865
Cash and cash equivalents	3,221,762
Restricted cash	871,201
Swaps (premium paid $0)	149,545
Foreign currency, at value (Cost $1,257)	1,261
Receivables:
Investments sold	153,165
Dividends and interest	54,425
Fund shares subscribed (Note 5)	11,773,779
Due from broker – variation margin on futures contracts	28,886
Prepaid expenses	59,436

Total assets	27,860,325

LIABILITIES:
Swaps (premium received $0)	13,680
Payables:
Fund shares redeemed (Note 5)	11,914,201
Professional fees	162,162
Investment advisory fees (Note 3)	13,118
Accounting and administration fees (Note 3)	36,271
Transfer agent fees	12,074
Custodian fees	7,349
Printing expense	6,006
Trustees fees and related expenses (Note 3)	250

Total liabilities	12,165,111

NET ASSETS	$15,695,214

NET ASSETS CONSIST OF:
Par value ($0.01 per share)	$11,433
Paid-in-capital	33,232,531
Accumulated undistributed net investment loss	(395,882)
Accumulated net realized loss on investments, swaps, futures contracts and foreign currency transactions	(15,905,554)
Net unrealized depreciation on investments, swaps, futures contracts and foreign currency translations	(1,247,314)

$15,695,214

Shares outstanding (unlimited number of shares authorized)	1,143,314

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$13.73

See accompanying Notes to Financial Statements.

EIP Growth and Income Fund

Statement of Operations For the Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$374,394
Less: foreign taxes withheld	(20,947)
Interest	18,101

Total investment income	371,548

EXPENSES:
Investment advisory fees (Note 3)	202,845
Professional fees	324,861
Administration fees (Note 3)	186,226
Trustees fees and related expenses (Note 3)	70,469
Transfer agent fees (Note 3)	48,148
Interest expense (Note 2)	23,079
Custodian fees	23,596
Printing expenses	11,324
Insurance expense	81,013
Other expenses	31,648

Total expenses	1,003,209

NET INVESTMENT LOSS	(631,661)

NET REALIZED AND UNREALIZED GAIN/(LOSS)
NET REALIZED GAIN/(LOSS) ON:
Investments	730,539
Swaps	(606,616)
Futures contracts	406,634
Foreign currency transactions	(22,637)

Net realized gain	507,920

NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	(4,288,462)
Swaps	(371,790)
Futures contracts	(15,259)
Foreign currency translations	23

Net change in unrealized appreciation/depreciation	(4,675,488)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(4,167,568)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(4,799,229)

See accompanying Notes to Financial Statements.

EIP Growth and Income Fund

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
OPERATIONS:
Net investment loss	$(631,661)	$(712,605)
Net realized gain on investments, swaps, futures contracts and foreign currency transactions	507,920	6,514,791
Net change in unrealized depreciation on investments, swaps, futures contracts and foreign currency translations	(4,675,488)	(798,439)

Net increase (decrease) in net assets from operations	(4,799,229)	5,003,747

Distributions to shareholders from:
Net investment income	(103,685)	(2,160,985)

Total distributions	(103,685)	(2,160,985)

Capital share transactions:
Proceeds from sales of Fund shares	14,238,677	277,000
Proceeds from reinvestment of distributions	103,262	2,018,015
Cost of shares redeemed	(17,964,737)	(15,954,246)

Net decrease in net assets from capital share transactions	(3,622,798)	(13,659,231)

Total decrease in net assets	(8,525,712)	(10,816,469)

NET ASSETS:
Beginning of year	24,220,926	35,037,395
End of year	$15,695,214	$24,220,926

Undistributed net investment loss	$(395,882)	$(461,803)

See accompanying Notes to Financial Statements.

EIP Growth and Income Fund

Statement of Cash Flows For the Year Ended December 31, 2015

Operating Activities
Net decrease in net assets from operations	$(4,799,229)

Adjustments to Net Decrease in Net Assets from Operations
Purchase of investment securities	(10,004,087)
Sales of investment securities	23,727,511
Net realized gain on investments	(730,539)
Litigation gain	2,785
Net change in unrealized appreciation/depreciation on investments	4,288,462
Net change in unrealized appreciation/depreciation on foreign currency translations	(8)
Net change in swap appreciation/depreciation	371,790
Net premium bond amortization	9,070
Return of capital received from investments in master limited partnerships	367,129
Decrease in restricted cash	38,367
Decrease in investments purchased payable	(183,744)
Decrease in investments sold receivable	728,368
Net decrease in due from broker-variation margin on futures contracts	15,259
Decrease in prepaid expenses	38,457
Increase in dividends and interest receivable	(25,905)
Decrease in interest expense payable	(1,284)
Decrease in trustee fees and related expenses payable	(788)
Increase in accounting and administration fees payable	16,415
Increase in custodian fees payable	303
Increase in transfer agent fees payable	7,323
Decrease in printing expense payable	(578)
Decrease in investment advisory fee payable	(6,910)
Decrease in professional fees payable	(402)
Decrease in swaps payable	(9,619)
Decrease in other payables	(7,454)

Net cash provided by operating activities	13,840,692

Cash Flows for Financing Activities
Net decrease in reverse repurchase agreements	(9,248,125)
Proceeds from shares sold	2,464,898
Payment of shares redeemed	(6,050,536)
Cash distributions to shareholders	(423)

Net cash used in financing activities	(12,834,186)

Net increase in unrestricted cash and foreign currency	1,006,506
Beginning of Year(1)	$2,216,517

End of Year(1)	$3,223,023

Supplemental Disclosure:
Cash paid for interest expense	$24,363

(1)	The amount represents an investment in a money market sweep which is included in cash and cash equivalents, and foreign currency, if any, on the Statements of Assets and Liabilities.

See accompanying Notes to Financial Statements.

EIP Growth and Income Fund

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a share outstanding throughout each period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Net asset value, beginning of year	$17.62	$16.37	$14.51	$14.43	$13.04

Income from investment operations:
Net investment loss(a)	(0.50)	(0.44)	(0.29)	(0.29)	(0.31)
Net realized and unrealized gain/(loss) on investments	(3.30)	3.41	3.16	1.29	3.05

Total from investment operations	(3.80)	2.97	2.87	1.00	2.74

Distributions paid to shareholders from:
Net investment income	(0.09)	(1.72)	(1.01)	(0.92)	(1.35)

Total from distributions	(0.09)	(1.72)	(1.01)	(0.92)	(1.35)

Net increase (decrease) in net asset value	(3.89)	1.25	1.86	0.08	1.39

Net asset value, end of year	$13.73	$17.62	$16.37	$14.51	$14.43

Total return	(21.54)%	18.69%	20.06%	7.03%	21.62%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$15,695	$24,221	$35,037	$40,574	$41,437
Ratios of expenses to average net assets:
Operating expenses excluding interest expense	4.83%	3.63%	2.71%	2.66%	2.90%
Operating expenses including interest expense	4.95%	3.87%	2.90%	2.84%	3.17%
Ratios of net investment loss to average net assets	(3.11)%	(2.47)%	(1.64)%	(1.92)%	(2.21)%
Portfolio turnover rate	49%	25%	102%	51%	69%

(a)	Per share investment income has been calculated using the average shares method.

See accompanying Notes to Financial Statements.

EIP Growth and Income Fund

December 31, 2015

Notes to Financial Statements

1. ORGANIZATION

EIP Growth and Income Fund (the “Fund”) is a diversified, open-end management investment company. The Fund commenced operations on August 22, 2006. The Fund is currently the sole series of EIP Investment Trust (the “Trust”), a Delaware statutory trust. The Fund is managed by Energy Income Partners, LLC (the “Manager”). At this time, the Fund is currently not making a public offering of the shares. Fund shares are available only to certain unregistered investment companies through a “master/feeder” arrangement pursuant to Section 12(d)(1)(e) of the Investment Company Act of 1940, as amended (the “1940 Act”) and certain other accredited investors.

The Fund’s primary investment objective is to seek a high level of total shareholder return that is balanced between current income and growth. As a secondary objective, the Fund will seek low volatility. Under normal market conditions, the Fund’s investments will be concentrated in the securities of one or more issuers conducting their principal business activities in the Energy Industry. The Energy Industry is defined as enterprises connected to the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, electricity, coal or other energy sources.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements and which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation: For purposes of valuing investment securities, readily marketable portfolio securities listed on any exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Global Market are valued, except as indicated below, at the last sale price or the NASDAQ official closing price as determined by NASDAQ on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean between the most recent bid and asked price on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day of which such value is being determined at the close of the exchange representing the principal market for such securities. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from independent pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside of the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase or redeem shares.

Equity securities traded in the over-the-counter (“OTC”) market, but excluding securities trading on the NASDAQ Global Market, are valued at the closing bid prices, if held long, or at the closing asked prices, if held short. Debt securities are priced based upon valuations provided by independent, third-party pricing agents. These third-party pricing agents may employ methodologies that utilize actual market transactions, broker-dealer supplied valuation, or other electronic data processing techniques. Such techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. If reliable market quotations are not readily available with respect to a portfolio security held by the Fund, including any illiquid securities, or if a valuation is deemed inappropriate, the fair value of such security will be determined under procedures adopted by the Board of Trustees of the Trust (the “Board”) in a manner that most fairly reflects market value of the security on the valuation date as described below.

Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service.

The use of fair value pricing by the Fund indicates that a readily available market quotation is unavailable (such as when the exchange on which a security trades does not open for the day due to extraordinary circumstances and no other market prices are available or when events occur after the close of a relevant market and prior to the close of the NYSE that materially affect the value of an asset) and in such situations the Board (or the Manager, acting at the Board’s direction) will estimate the value of a security using available information. In such situations, the values assigned to such securities may not necessarily represent the amounts which might be realized upon their sale. The use of fair value pricing by the Fund will be governed by valuation procedures adopted by the Trust’s Board, and in accordance with the provisions of the 1940 Act.

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December 31, 2015

Notes to Financial Statements – continued

Fair Value Measurement: The inputs and valuation techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

• Level 1 –	unadjusted quoted prices in active markets for identical assets or liabilities

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, evaluation pricing, etc.)

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the values of each investment in each level as of December 31, 2015 is as follows:

	Total Fair Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
ASSETS
United States Common Stocks*	$5,593,679	$5,593,679	$—	$—
Master Limited Partnerships*	4,282,053	4,282,053	—	—
Canadian Common Stocks*	1,130,272	1,130,272	—	—
Hong Kong Common Stocks*	540,592	183,915	356,677	—
Cash and Cash Equivalents, Restricted Cash and Foreign Currency	4,094,224	4,094,224	—	—
Warrants*	269	269	—	—
Derivatives
Equity Contracts	145,266	—	145,266	—
Foreign Currency Exchange Contracts	28,886	28,886	—	—
Total	15,815,241	15,313,298	501,943	—
LIABILITIES
Derivatives
Equity Contracts	13,680	—	13,680	—
Total	$13,680	$—	$13,680	$—
*	See Schedule of Investments detail for industry breakout.

The Fund did not have any transfers in and out of Level 1 and Level 2 during the year ended December 31, 2015.

The Fund held no securities or financial instruments during 2015, which were measured at fair value using Level 3 inputs.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities, if applicable, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period.

Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

MLP Common Units: Master Limited Partnership (“MLP”) common units represent limited partnership interests in the MLP. Common units are generally listed and traded on U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to

EIP Growth and Income Fund

December 31, 2015

Notes to Financial Statements – continued

the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

Cash and Cash Equivalents: The Fund maintains cash in a bank deposit account that, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits. The Fund considers investments in money market sweep accounts and short-term highly liquid investments with maturities of 90 days or less (when acquired) to be cash equivalents. Cash equivalents are carried at cost. As of December 31, 2015, the Fund held $3,221,762 of BNY Mellon Cash Reserve included in cash and cash equivalents on the Statement of Assets and Liabilities.

Restricted Cash: Restricted cash includes amounts required to be segregated with the Fund’s custodian or brokers as collateral for the Fund’s derivatives as shown on the Schedule of Investments. Segregated cash collateral is recorded at its carrying amount which represents fair value.

Reverse Repurchase Agreements: One method by which the Fund may incur leverage is through the use of reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank, securities dealer or one of their respective affiliates and agrees to repurchase such securities on demand or on a specified future date and at a specified price, including an implied interest payment. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold and also have the opportunity to earn a return on the securities furnished by the counterparty. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase such securities. If the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending that decision. The Fund will segregate on its books assets in an amount at least equal to its obligations, marked to market daily, under any reverse repurchase agreement or take other permissible actions to cover its obligations. The use of leverage involves risks of increased volatility of the Fund’s investment portfolio, among others. In certain cases, the Fund may be required to sell securities with a value significantly in excess of the cash received by the Fund from the buyer. In certain reverse repurchase agreements, the buyer may require excess cover of the Fund’s obligation. If the buyer files for bankruptcy or becomes insolvent, the Fund may lose the value of the securities in excess of the cash received. In addition, many reverse repurchase agreements are short-term in duration (often overnight), and the counterparty may refuse to “roll over” the agreement to the next period, in which case the Fund may temporarily lose the ability to incur leverage through the use of reverse repurchase agreements and may need to dispose of a significant portion of its assets in a short time period.

Reverse repurchase transactions are entered into by the Trust under Master Repurchase Agreements (“MRA”), which may permit the Trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA and create one single net payment due to or from the Trust. With reverse repurchase transactions, typically the counterparty, as purchaser of securities, is permitted to sell, re-pledge, or use the financial assets acquired in the transaction. Pursuant to the terms of the MRA, the Trust typically sells securities with a market value in excess of the repurchase price to be paid by the Trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Trust may be deemed an unsecured creditor with respect to claims against the counterparty for recovery of the value of securities in excess of the repurchase price. There is a risk for any unsecured claims against the counterparty that its payment may be substantially delayed and may not be paid in full in a bankruptcy or other insolvency proceeding. In addition, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against rights of offset in the event of the MRA counterparty’s bankruptcy or insolvency.

The Fund closed the reverse repurchase agreements as of the period ending June 30, 2015. The Fund did not enter into reverse repurchase transactions during the period July 1, 2015 to December 31, 2015 or have any reverse repurchase agreements outstanding at December 31, 2015.

Maximum amount outstanding during the period	$9,248,125

Average amount outstanding during the period*	$9,180,763

Average shares outstanding during the period*	1,364,405

Average debt per share outstanding during the period*	$6.73

*	The average amount outstanding during the period was calculated by adding the cash received under reverse repurchase agreements at the end of each day and dividing the sum by the number of days in the six months ended June 30, 2015, the period in which the reverse repurchased agreements were held.

The reverse repurchase agreements are executed daily based on the previous day’s terms. The accrued interest and maturity amounts are payable at the time the reverse

EIP Growth and Income Fund

December 31, 2015

Notes to Financial Statements – continued

repurchase agreement is not renewed or the terms of the agreement are renegotiated. Interest accrues on a daily basis from the initial opening date or last interest payment date, if an interest payment has been made for the respective repurchase agreement.

Implied interest rates ranged from 0.50% to 0.75% during the six months ended June 30, 2015, on cash received under reverse repurchase agreements. Interest expense for the year ended December 31, 2015 aggregated $23,079, which is included in the Statement of Operations under “Interest Expense.”

Short Sales of Securities: The Fund may enter into short sale transactions. A short sale is a transaction in which the Fund sells securities it does not own (but has or may have borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund did not enter into any short sale transactions during the year ended December 31, 2015.

Disclosures about Derivative Instruments and Hedging Activities: The following is a table summarizing the fair value of derivatives held at December 31, 2015 by primary risk exposure:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign Currency Exchange Contracts	Due from broker-variation margin on future contracts	$28,886	Due to broker-unrealized depreciation on future contracts	$—

Equity Contracts	Swaps	149,545	Swaps	13,680

Total		$178,431		$13,680

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015:

Derivatives not accounted for as hedging instruments	Location of Gain/(Loss) on Derivatives Recognized in Income	Net Realized Gain/ (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Foreign Currency Exchange Contracts	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/depreciation on futures contracts	$406,634	$(15,259)

Equity Contracts	Net realized gain/(loss) on swaps/Net change in unrealized appreciation/depreciation on swaps	(606,616)	(371,790)

Total		$(199,982)	$(387,049)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions that apply in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain payables and/or receivables with collateral held and/or posted to create one single payment. The provisions of the ISDA Master Agreement typically permit a single net payment by the non-defaulting party in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may

EIP Growth and Income Fund

December 31, 2015

Notes to Financial Statements – continued

impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Margin requirements are established by the broker or clearing house for exchange traded and centrally cleared derivatives, such as futures contracts, or by agreement between the Fund and the counterparty in the case of OTC derivatives. For the Fund, its OTC swap counterparty required an initial collateral balance equaling 25% of the initial notional value of the swaps for the year ended December 31, 2015. Additional collateral requirements are calculated by netting the mark to market amount for each transaction and comparing that amount to the value of any collateral currently pledged by the Fund to the counterparty (and vice versa). In the case of exchange traded and centrally cleared derivatives, for which the broker or clearing house establishes minimum margin requirements, brokers can ask for margining in excess of the minimum established by the relevant clearing house in certain circumstances. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as Restricted Cash. In the case of OTC derivatives, generally the amount of collateral due from or to a party has to exceed a minimum threshold before a transfer is made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 6 “Counterparty Risk”. The Fund’s ISDA Master Agreement provides for the bilateral right of counterparties to terminate derivative contracts prior to maturity due to certain defined Events of Default (including but not limited to failure to pay or deliver or breach of agreement) or defined Termination Events (including but not limited to illegality, tax events or credit events), which could cause the Funds to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Offsetting of Financial Assets and Derivative Assets:

The following table presents the Fund's derivative assets by type net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2015:

Gross Amounts not offset in the Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amounts[1]
Total Return Equity Swaps	$ 149,545	$ (13,680)	$ —	$ —	$ 135,865

Offsetting of Financial Liabilities and Derivative Liabilities:

The following table presents the Fund's derivative liabilities by type net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2015:

			Gross Amounts not offset in the Statement of Assets and Liabilities
Description	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amounts[2]
Total Return Equity Swaps	$13,680	$ (13,680)	$—	$ —	$ —

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Net amount represents the net amount payable to the counterparty in the event of default.

Futures Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to hedge against foreign currency exchange risk or for any other purpose permitted by applicable law. The purchase of futures contracts may be more efficient or cost effective than actually buying the underlying securities or assets. A futures contract is an agreement between two parties to buy and sell an instrument at a set price on a future date and is exchange-traded. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government

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December 31, 2015

Notes to Financial Statements – continued

securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, the Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities or assets. The Fund’s maximum foreign currency exchange rate risk on those futures contracts where the underlying currency is long is an amount equal to the notional amount of the related contracts. During the year ended December 31, 2015, the Fund held no futures contracts where the underlying currency is long. The Fund’s maximum foreign currency exchange rate risk on those futures contracts where the underlying currency is short is theoretically unlimited. However, if effectively hedged, any loss would be offset in unrealized foreign currency gains of securities denominated in the same currency. For the year ended December 31, 2015, the Fund’s average volume of futures activity was $2,473,218 based on the quarterly notional amount. The notional amount represents the U.S. value of the contracts as of the day of the opening of the transaction.

Currency Hedging Transactions: The Fund may engage in certain transactions intended to hedge the Fund’s exposure to currency risks, including without limitation buying or selling options or futures, entering into forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivative transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivatives instruments.

Foreign Currency Translations: The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions.

Although the net assets of the Fund are calculated using the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these foreign exchange gains or losses are included in the reported net realized and unrealized gain/(loss) on investments shown on the Statement of Operations.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net change in unrealized appreciation/depreciation on foreign currency transactions shown on the Statement of Operations.

Swap Agreements: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into swap agreements as a substitute for purchasing equity securities of issuers in the Energy Industry as defined in Note 1 above, to achieve the same exposure as it would by engaging in short sales transactions of energy securities, to hedge its currency exposure or for any other purpose permitted by applicable law. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates) where the cash flows are based on agreed-upon prices, rates, etc. In a typical equity swap agreement, one party agrees to pay another party the return on a security or basket of securities in return for a specified interest rate. By entering into swaps, the Fund can gain exposure to a security without actually purchasing the underlying asset. Swap agreements involve both the risk associated with the investment in the security as well as the risk that the performance of the security, including any dividends, will not exceed the interest that the Fund will be committed

EIP Growth and Income Fund

December 31, 2015

Notes to Financial Statements – continued

to pay under the swap. Swaps are individually negotiated. Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its net asset value. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund will cover its current obligations under swap agreements by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. A swap agreement would expose the Fund to the same equity price risk as it would have if the underlying equity securities were purchased. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse.

The Fund’s maximum equity price risk to meet its future payments under long swap agreements outstanding as of December 31, 2015 is equal to the total notional amount as shown on the Schedule of Investments. The Fund’s maximum equity price risk to meet its future payments under short swap agreements outstanding is theoretically unlimited. For the year ended December 31, 2015, the average volume of long Total Return Equity Swaps was $4,481,509 based on the quarterly notional amount. For the year ended December 31, 2015, the Fund held no short Total Return Equity Swaps. The notional amount represents the U.S. value of the contracts as of the day of the opening of the transaction or latest contract reset date.

Options Contracts: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, to enhance potential gain, and for any other purpose permitted by applicable law. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, would require cash settlement by the Fund if the option is exercised.

The liability representing the Fund’s obligation under an exchange-traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale on such day, the mean between the closing bid and ask prices on such day or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. OTC written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. OTC options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged. For the year ended December 31, 2015, the Fund did not hold any option contracts.

Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Dividend income on foreign securities is recognized as soon as the Fund is informed of the ex-dividend date. Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is recognized on the accrual basis. All discounts/premiums are accreted/amortized using the effective yield method.

Dividends and Distributions: At least annually, the Fund intends to distribute all or substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, and net capital gain, if any. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The Fund will reinvest distributions in additional shares of the Fund unless a shareholder has written to request distributions, in whole or in part, in cash.

The tax character of distributions paid during the calendar year ended December 31, 2015 was as follows:

Ordinary Income	$103,685
Long-Term Capital Gains	$—

The tax character of distributions paid during the calendar year ended December 31, 2014 was as follows:

Ordinary Income	$2,160,985
Long-Term Capital Gains	$—

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December 31, 2015

Notes to Financial Statements – continued

The Fund is considered a nonpublicly offered regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Thus, certain expenses of the Fund, including the investment advisory fee, are subject to special rules that can affect certain shareholders of the Fund (generally individuals and entities that compute their taxable income in the same manner as an individual). In particular, such a shareholder’s pro rata portion of the affected expenses for the calendar year (but generally reduced by the Fund’s net operating loss, if any, for its tax year ending within the calendar year), will be taxable to such shareholder as an additional dividend and such shareholder will be treated as having paid its pro rata share of the affected expenses itself. If such a shareholder itemizes its deductions, it generally should be entitled to take an offsetting deduction for its share of the affected expenses, subject, however, to the 2% “floor” on miscellaneous itemized deductions. These expenses will not be deductible for the purposes of calculating alternative minimum tax.

The Fund has a tax year end of June 30. As of June 30, 2015, the components of distributable earnings on a tax basis and other tax attributes were as follows:

Undistributed Ordinary Income	$103,685
Capital Loss Carryforward	$14,874,804
Post October Loss – Capital & Foreign Currency	$5,430

Taxable income and capital gains are determined in accordance with U.S. federal income tax rules, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Permanent book and tax accounting differences relating to the tax year ended June 30, 2015 have been reclassified to reflect a decrease in undistributed net investment loss of $801,267, an increase in accumulated net realized loss on investments of $704,979 and a decrease in paid-in-capital of $96,288. These differences are primarily due to passive loss limitations, pass through taxable income from investments and swap character reclasses. Net assets were not affected by this reclassification.

Capital Loss Carryforward: As of June 30, 2015, the following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration

2018	Total
$14,874,804	$14,874,804

During the tax year ended June 30, 2015, the Fund utilized $2,652,707 of capital loss carryforwards expiring in 2018.

Federal Income Tax: The Fund intends to qualify each year for taxation as a RIC eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income and gains distributed in a timely manner to its shareholders in the form of dividends or capital gain dividends.

As of December 31, 2015, the cost of securities and gross unrealized appreciation and depreciation for all securities on a tax basis was as follows:

Total Cost of Investments	$13,064,723

Gross Unrealized Appreciation on Investments	$570,816
Gross Unrealized Depreciation on Investments	(2,088,674)

Net Unrealized Depreciation on Investments	$(1,517,858)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

The Fund files U.S. federal and Connecticut state tax returns. No income tax returns are currently under examination. The Fund’s U.S. federal tax returns and Connecticut state tax returns remain open for examination for the tax years ended June 30, 2015, June 30, 2014, June 30, 2013 and June 30, 2012.

Expenses: The Fund will pay all of its own expenses incurred in its operations. Expenses are recorded on an accrual basis.

3. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND

OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, Energy Income Partners, LLC, serves as the Fund’s investment manager with responsibility for the management of the Fund’s investment portfolio, subject to the supervision of the Board of the Trust. For providing such services, the Fund pays to the Manager a fee, computed and paid monthly at the annual rate of 1% of the average daily net assets of the Fund.

During the 2015 calendar year, the Bank of New York Mellon served as custodian for the Fund and had custody of all securities and cash of the Fund and attended to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

EIP Growth and Income Fund

December 31, 2015

Notes to Financial Statements – continued

During the 2015 calendar year, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) served as the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provided certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts.

BNY Mellon also provided certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement. For administrative and accounting services, the Fund paid BNY Mellon a fee equal to 0.07% of the Fund’s first $250 million of average gross assets, 0.05% of the Fund’s next $200 million of average gross assets and 0.03% of the Fund’s average gross assets in excess of $450 million, on a monthly basis, in addition to certain out-of-pocket expenses. The Fund paid the minimum fee of $100,000/year ($8,333/month). For regulatory administration services, the Fund paid BNY Mellon a fee equal to 0.03% of the Fund’s first $250 million of average gross assets and 0.02% of the Fund’s average gross assets in excess of $250 million, on a monthly basis, in addition to certain other fees and expenses. The Fund paid the minimum fee of $50,000/year ($4,167/month).

The Fund does not charge any sales load or fees pursuant to Rule 12b-1 of the 1940 Act. Currently, the Fund offers only a single class of shares. The Fund is self-distributed and does not have a principal underwriter or private placement agent.

The Fund pays each member of the Board of Trustees who is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act (“Disinterested Trustees”) an annual retainer fee of $25,000 which includes compensation for all regular quarterly board meetings and regular committee meetings. Additional fees of $1,250 and $400 are paid to Independent Trustees for special in-person board or non-regular committee meetings and special telephonic board or non-regular committee meetings, respectively.

4. PURCHASES AND SALES

The aggregate amounts of purchases and sales of the Fund’s investment securities, other than short-term securities for the year ended December 31, 2015 were as follows:

	Purchases	Sales
U.S. Government Securities	$—	$—
Other Investment Securities	10,004,087	23,727,511

5. SHARES OF BENEFICIAL INTEREST

The Trust has authorized capital of unlimited shares of beneficial interest with a par value of $0.01 which may be issued in more than one class or series. Currently, the Fund is the only series of the Trust and the Fund currently offers one class of shares.

Share transactions were as follows:

	Year Ended December 31, 2015
	Shares	Amount
Shares sold	1,000,393	$14,238,677
Shares issued as reinvestment of distribution	7,847	103,262
Shares redeemed	(1,239,730)	(17,964,737)

Total net decrease from Fund share transactions	(231,490)	$(3,622,798)

	Year Ended December 31, 2014
	Shares	Amount
Shares sold	16,485	$277,000
Shares issued as reinvestment of distribution	120,622	2,018,015
Shares redeemed	(902,477)	(15,954,246)

Total net decrease from Fund share transactions	(765,370)	$(13,659,231)

During 2015, the Manager notified investors in the EIP Energy Income Fund LLC and the EIP Energy Income Fund Offshore Ltd (the “Feeder Funds”) that it intended to liquidate the Feeder Funds. The investors were given the option to have their investments in the Feeder Funds transferred to the Fund effective on the respective liquidation date. The shares redeemed as a result of the Feeder Fund liquidations and shares sold as a result of the investors that transferred to the Fund are reflected in the 2015 share transactions. The EIP Energy Income Fund LLC liquidation was effective December 31, 2015 and the related receivable and payable are included in the Statement of Assets & Liabilities.

6. INDUSTRY CONCENTRATION AND OTHER RISK FACTORS

The Fund’s investments are concentrated in the Energy Industry and are likely to present more risks than a fund that is broadly invested in a number of different industries.

The Fund may invest in securities denominated or quoted in foreign currencies and therefore changes in the exchange rate between the U.S. dollar and such foreign currencies will affect the U.S. dollar value of these securities and the unrealized appreciation or depreciation of these investments. The Fund may hedge against certain currency risk by, among other techniques, buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. The use of hedging transactions has risks and may result in losses greater than if they had not been used, may require

EIP Growth and Income Fund

December 31, 2015

Notes to Financial Statements – continued

the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

The Fund may transact in various financial instruments including futures contracts, swap contracts and options. With these financial instruments, the Fund is exposed to market risk in excess of the amounts recorded in the Statement of Assets and Liabilities. Further, the Fund is exposed to credit risk from potential counterparty non-performance. At the Statement of Assets and Liabilities date, credit risk is limited to amounts recorded in the Statement of Assets and Liabilities.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Counterparty Risk

Some of the markets in which the Fund effects its transactions are “over-the-counter” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Manager is not restricted from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any meaningful and independent evaluation of such counterparties’ financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Please see the Private Placement Memorandum and the Statement of Additional Information of the Fund for further information regarding these and other risks.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment. The following subsequent events require additional disclosure:

Effective January 1, 2016, U.S. Bank N.A. began serving as custodian and U.S. Bancorp Fund Services, LLC began providing certain accounting and administrative services to the Fund. Effective January 11, 2016, U.S. Bancorp Fund Services, LLC began serving as transfer agent, registrar, dividend dispersing agent and shareholder servicing agent for the Fund.

EIP Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of EIP Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of EIP Growth and Income Fund (the “Fund”), the sole series of EIP Investment Trust, including the schedule of investments, as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EIP Growth and Income Fund as of December 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 25, 2016

EIP Growth and Income Fund

December 31, 2015

Additional Information (unaudited)

Form N-Q: The Trust files complete Portfolio of Investments for the Fund with the SEC for the Trust’s first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov and are available for review and copying at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

Proxy Voting: The Fund’s Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust’s Statement of Additional Information, and are also available (i) upon request, without charge, by calling collect 1-203-349-8232 or (ii) on the SEC’s website at www.sec.gov.

The Fund’s Proxy Voting Record for the most recent twelve month period ended June 30 (which is filed by August 31 of each year) is available (i) upon request, without charge, by calling collect 1-203-349-8232 or (ii) on the SEC’s website at www.sec.gov.

Tax Information: The Fund hereby designates as eligible for the corporate dividends received deduction available to corporate shareholders 100.00% of the distributions made by the Fund during the calendar year ended December 31, 2015.

The Fund hereby designates as qualified dividend income distributions 100.00% of the distributions made by the Fund during the calendar year ended December 31, 2015.

The Fund hereby designates as qualifying interest related dividends 39.39% of the distributions made by the Fund during the calendar year ended December 31, 2015.

No distributions made by the Fund during the calendar year ended December 31, 2015 are designated as capital gain dividends.

For each of the foregoing items, it is the intention of the Fund to designate, if greater than the percentage or amount set forth above, the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. Fund shareholders must meet additional requirements (including any applicable holding period requirements) in order to receive favorable tax treatment with respect to the foregoing items, and should consult their tax advisors in this regard.

Disclosure of Fund Expenses

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates the Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, which you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Incurred During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given in the first line under the heading entitled “Expenses Incurred During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees. The Fund does not charge any sales loads or redemption fees but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will

EIP Growth and Income Fund

December 31, 2015

Additional Information (unaudited) – continued

not help you determine the relative total costs of owning different funds.

	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Expense Ratio	Expenses Incurred During Period(1)
Actual Fund Return	$1,000.00	$856.00	5.61%	$26.24
Hypothetical 5% Return	$1,000.00	$996.92	5.61%	$28.24

(1)	Expenses are equal to the Fund’s annualized expense ratio, as indicated, multiplied by the average account value over the period, multiplied by 184 days in the most recent fiscal half-year or applicable period, then divided by 365.

EIP Growth and Income Fund

December 31, 2015

Additional Information (unaudited) – continued

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Name, Address, Age and Position(s) with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee

INDEPENDENT TRUSTEES

Salvatore Faia DOB: December 1962 c/o EIP Investment Trust 49 Riverside Avenue Westport, CT 06880 Trustee	Since December 2005	President, Vigilant Compliance Services (mutual fund and investment adviser compliance company) (since August 2004).	One	None

Arnold Reichman DOB: May 1948 c/o EIP Investment Trust 49 Riverside Avenue Westport, CT 06880 Trustee	Since February 2015	Chief Financial Officer of Lifebooker LLC (an e-commerce company) (since 2007); Chairman of the board of the RRB Fund Inc (an open-end management investment company operating 22 portfolios) (since 1990)	One	None

INTERESTED TRUSTEES

James J. Murchie(2) DOB: November 1957 c/o EIP Investment Trust 49 Riverside Avenue Westport, CT 06880 Trustee and President	Since July 2006	Principal, Energy Income Partners, LLC (since 2006).	One	None

OFFICERS WHO ARE NOT TRUSTEES

Linda Longville DOB: July 1958 c/o EIP Investment Trust 49 Riverside Avenue Westport, CT 06880 Treasurer and Principal Financial and Accounting Officer	Since July 2006	Principal, Energy Income Partners, LLC (since 2006).	N/A	N/A

EIP Growth and Income Fund

December 31, 2015

Additional Information (unaudited) – continued

Name, Address, Age and Position(s) with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee

OFFICERS WHO ARE NOT TRUSTEES

Nandita Hogan DOB: December 1971 c/o EIP Investment Trust 49 Riverside Avenue Westport, CT 06880 Chief Compliance Officer, Chief Legal Officer and Anti-Money Laundering Compliance Officer	Since May 2015	Chief Compliance Officer, Breeden Capital Management (2009-2013); Chief Compliance Officer, Serengeti Asset Management, LLC (2013 to 2014)	N/A	N/A
Secretary	Since December 2015

(1)	Each Trustee serves during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Except as otherwise provided by law, the Trust's Declaration of Trust or Bylaws, the President and the Treasurer hold office until his or her resignation has been accepted by the Trustees or until his or her respective successor has been duly elected and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. All other officers hold office at the pleasure of the Trustees.
(2)	Mr. Murchie is deemed an "interested person" of the Fund due to his positions of Principal of the Manager and President of the Fund and due to his beneficial ownership of interests in the Manager.

The Fund's Statement of Additional Information includes additional information about the Fund's trustees and is available, without charge, upon request by calling collect 1-203-349-8232.

EIP Growth and Income Fund

ADVISER

Energy Income Partners, LLC

49 Riverside Avenue

Westport, CT 06880

SHAREHOLDER SERVICES

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53202

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. bank Plaza

St. Louis, MO 63101

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Omitted

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics, during the period covered by this report, to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	Omitted

Item 3. Audit Committee Financial Expert.

The board of trustees of the registrant has determined that Mr. Salvatore Faia qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of his pertinent experience, knowledge and education. Mr. Faia is “independent,” as defined by this Item 3. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and the board of trustees in absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $62,500 for the fiscal year ended December 31, 2014 and $62,500 for the fiscal year ended December 31, 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended December 31, 2014 and $0 for the fiscal year ended December 31, 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $30,000 for the fiscal year ended December 31, 2014 and $31,000 for the fiscal year ended December 31, 2015. The nature of these services was to prepare Form 1120-RIC, along with applicable state income/franchise tax returns as well as Form 8613, Return of Excise Tax on Undistributed Income of Regulated Investment companies.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended December 31, 2014 and $0 for the fiscal year ended December 31, 2015.

(e)(1)	The audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Registrant’s Audit Committee (the “Committee”) annually reviews and, if the Committee so determines, pre-approves the scope of the audit of EIP Growth and Income Fund (the “Fund”) and proposed audit fees and permitted non-audit (including audit-related) services that are proposed to be performed by the Fund’s independent accountants for the Fund as well as for the Fund’s investment adviser (Energy Income Partners, LLC, (“EIP”)) or any entity controlling, controlled by or under common control with EIP that provides ongoing services to the Fund (“Applicable Service Providers”), if the engagement relates directly to the operations and financial reporting of the Fund.

In addition to the Committee’s pre-approval of services, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund also requires the separate pre-approval of the President, Treasurer or Assistant Treasurer of the Fund, who may only grant such approval if he or she believes that the accounting firm’s engagement will not adversely affect the firm’s independence.

Individual (i) audit services, (ii) audit-related services, (iii) tax services, and (iv) services that are not audit, audit-related, or tax services that are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting (whether in-person or telephonic). Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $75,000 for audit services or $100,000 for all other permitted services. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

* * * * *

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $168,100 for the fiscal year ended December 31, 2014 and $183,000 for the fiscal year ended December 31, 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

EIP Investment Trust’s (the “Registrant”) principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

(12.other)  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	EIP Investment Trust

By (Signature and Title)	/s/ James Murchie
James Murchie, President (principal executive officer)

Date	2/24/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James Murchie
James Murchie, President (principal executive officer)

Date	2/24/16

By (Signature and Title)	/s/ Linda Longville

Linda Longville, Treasurer and Principal Financial and Accounting Officer
(principal financial officer)

Date	2/24/16